                                    EXHIBIT 1

            JOINT ACQUISITION STATEMENT PURSUANT TO RULE 13d-1(f)(1)

         The undersigned acknowledge and agree that the foregoing statement on
Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that it knows or has reason to believe that such information is inaccurate.

Dated: April 26, 2001


MALTA PARTNERS, L.P.                        MALTA HEDGE FUND, L.P.
By:  SOAM Holdings, LLC,                    By:   SOAM Holdings, LLC,
     the sole general partner                     the sole general partner


By: /s/ Terry Maltese                       By: /s/ Terry Maltese
   ----------------------------------          ---------------------------------
        Terry Maltese                               Terry Maltese
        President                                   President

MALTA PARTNERS II, L.P.                     MALTA HEDGE FUND II, L.P.

By:     SOAM Holdings, LLC,                 By:     SOAM Holdings, LLC,
        the sole general partner                    the sole general partner


By: /s Terry Maltese                        By: /s/ Terry Maltese
   ----------------------------------          ---------------------------------
       Terry Maltese                                Terry Maltese
       President                                    President

MALTA OFFSHORE, LTD                         Sandler O'Neill Asset Management LLC

By:    Sandler O'Neill Asset
       Management LLC

By: /s/ Terry Maltese                       By: /s/ Terry Maltese
   ----------------------------------          ---------------------------------
        Terry Maltese                               Terry Maltese
        President                                   President


SOAM Holdings, LLC                          Terry Maltese


By: /s/ Terry Maltese                           /s/ Terry Maltese
   ----------------------------------          ---------------------------------
        Terry Maltese                               Terry Maltese
        President


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